SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  June 17, 1997


                                 --------------


                                  U. S. BANCORP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     Oregon
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                     0-3505
                              (COMMISSION FILE NO.)

                                   93-0571730
                        (IRS EMPLOYER IDENTIFICATION NO.)

            111 S.W. Fifth Avenue
               Portland, Oregon                                    97204
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

               Registrant's telephone number, including area code:
                                 (503) 275-6111

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                  (a)      Financial Statements.

                           None

                  (b)      Pro Forma Financial Information.

                           The following Unaudited Pro Forma Condensed Combined Financial Information relating to the pending merger of U. S. Bancorp ("USBC") with and into First Bank System, Inc. ("FBS"), as previously reported in USBC's Current Report on Form 8-K dated March 26, 1997, is filed under cover of Form 8-K for the purpose of incorporating such pro forma financial information into certain of USBC's registration statements under the Securities Act of 1933:

                                    Unaudited  Pro  Forma   Condensed   Combined
                                    Balance Sheet at March 31, 1997

                                    Unaudited  Pro  Forma   Condensed   Combined
                                    Statements of Income:

                                            Three  Months  Ended  March 31, 1997
                                            Three  Months  Ended  March 31, 1996
                                            Year Ended  December  31,  1996
                                            Year Ended  December  31, 1995
                                            Year Ended December 31, 1994

                                    Notes  to  Unaudited  Pro  Forma   Condensed
                                    Combined Financial Information

                           The merger, which is conditioned upon, among other things, the approval of the shareholders of each party and certain regulatory approvals, is expected to be consummated by September 30, 1997.

                  (c)      Exhibits.

                           None

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

                  The Unaudited Pro Forma Condensed Combined Financial Information and accompanying notes which appear below reflect the application of the pooling-of-interests method of accounting. Under this method of accounting, the recorded assets, liabilities, shareholders' equity, income and expenses of FBS and USBC are combined and recorded at their historical amounts. The Unaudited Pro Forma Condensed Combined Financial Information presented below is not necessarily indicative of the combined financial position or results of the future operations of the combined entity or the actual results that would have been achieved had the merger been consummated prior to the periods indicated.

                  The following Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1997, and the Unaudited Pro Forma Condensed Combined Statements of Income for the three months ended March 31, 1997 and 1996, and for the three years ended December 31, 1996, combine the historical amounts of FBS and USBC after giving effect to certain adjustments described in the attached Notes to Unaudited Pro Forma Condensed Combined Financial Information. The Unaudited Pro Forma Condensed Combined Financial Information presents the combined results of operations of FBS and USBC as if the merger of USBC with and into FBS had been effective at the beginning of each period presented.

                             MERGER OF FBS AND USBC
    UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF MARCH 31, 1997


                                                                                                                  Adjusted
                                                                                                                  Pro Forma
(Dollars in Millions)                                        FBS               USBC         Adjustments           Combined
                                                             ---               ----         -----------           --------

ASSETS
Cash and due from banks............................   $         2,483    $         1,945                       $        4,428

Federal funds sold and resale agreements...........               585                517                                1,102

Trading account securities.........................               105                 87                                  192

Available-for-sale securities......................             3,373              3,060                                6,433

Held-to-maturity securities........................                --                776                                  776

Loans and leases...................................            27,173             25,574                               52,747

Allowance for loans and leases.....................               512                481                                  993
                                                               ------             ------                               ------

         Net loans.................................            26,661             25,093                               51,754

Bank premises and equipment........................               393                617    $        (86)(C)              924

Customer's liability on acceptances................               188                433                                  621

Other assets.......................................             2,212              1,226             175(C)             3,613
                                                               ------             ------             ---               ------

         Total assets..............................   $        36,000    $        33,754    $         89       $       69,843
                                                               ======             ======             ===               ======


LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits...........................................   $        23,423    $        25,079                       $       48,502

Federal funds purchased and repurchase
         agreements................................             2,032              1,709                                3,741

Other short-term funds borrowed....................             1,762                824                                2,586

Long-term debt.....................................             4,257              1,950                                6,207

Company-obligated mandatorily redeemable
         preferred securities of subsidiary trust..               300                300                                  600

Acceptances outstanding............................               188                433                                  621

Other liabilities..................................             1,037                677    $        539(C)             2,253
                                                               ------             ------             ---               ------

         Total liabilities.........................            32,999             30,972             539               64,510




                                                     - 4 -




                                                                                                                  Adjusted
                                                                                                                  Pro Forma
(Dollars in Millions)                                        FBS               USBC         Adjustments           Combined
                                                             ---               ----         -----------           --------

Shareholders' equity:

Preferred stock....................................                --                150                                  150

Common stock.......................................               177                741           (601)(D)               317

Capital surplus....................................             1,162                199            601(D)              1,962

Retained earnings..................................             2,256              1,715           (450)(C)             3,521

Unrealized loss on securities, net of tax..........               (26)               (23)                                 (49)

Less:  treasury stock..............................               568                 --                                  568
                                                               ------             ------           ----                ------

Shareholders' equity...............................             3,001              2,782           (450)                5,333
                                                               ------             ------           ----                ------

Total liabilities and shareholders' equity.........   $        36,000    $        33,754    $        89        $       69,843
                                                               ======             ======           ====                ======


    See Notes to Unaudited Pro Forma Condensed Combined Financial Information

                             MERGER OF FBS AND USBC
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE QUARTER ENDED MARCH 31, 1997


                                                                             Historical                  Pro Forma
                                                                   ----------------------
(In Millions, Except Per Share Data)                               FBS               USBC                Combined
                                                                   ---               ----                --------

INTEREST INCOME

Loans.................................................   $            586.2   $            576.5   $            1,162.7

Securities............................................                 57.4                 58.7                  116.1

Other interest income.................................                 12.6                  2.2                   14.8
                                                             --------------       --------------         --------------

         Total interest income........................                656.2                637.4                1,293.6

INTEREST EXPENSE

Deposits..............................................                158.6                193.2                  351.8

Federal funds purchased, repurchase agreements
         and other short-term borrowings..............                 54.9                 29.5                   84.4

Long-term debt........................................                 56.6                 31.6                   88.2

Company-obligated mandatorily redeemable
         preferred securities of subsidiary trust.....                  6.1                  6.2                   12.3
                                                            ---------------       --------------         --------------

         Total interest expense.......................                276.2                260.5                  536.7
                                                            ---------------       --------------         --------------

Net interest income...................................                380.0                376.9                  756.9

Provision for credit losses...........................                 37.0                 45.9                   82.9
                                                            ---------------       --------------         --------------

Net interest income after provision for
         credit losses................................                343.0                331.0                  674.0

NONINTEREST INCOME

Credit card fee revenue...............................                 77.3                 13.1                   90.4

Trust fees............................................                 66.0                 18.6                   84.6

Service charges on deposit accounts...................                 36.4                 50.2                   86.6

Securities gains......................................                   --                  1.7                    1.7

Equity investment income..............................                   --                  5.0                    5.0

Other.................................................                 46.1                 57.0                  103.1
                                                             --------------       --------------          -------------

         Total noninterest income.....................                225.8                145.6                  371.4




                                                     - 6 -





                                                                             Historical                  Pro Forma
                                                                   ----------------------
(In Millions, Except Per Share Data)                               FBS               USBC                Combined
                                                                   ---               ----                --------

NONINTEREST EXPENSE

Salaries and benefits.................................                141.4                159.9                  301.3

Occupancy and equipment...............................                 46.7                 49.7                   96.4

Goodwill and other intangible assets..................                 19.8                  7.5                   27.3

Other.................................................                 88.1                 70.0                  158.1
                                                             --------------       --------------          -------------

         Total noninterest expense....................                296.0                287.1                  583.1
                                                             --------------       --------------          -------------

Income from continuing operations before
         income taxes.................................                272.8                189.5                  462.3

Applicable income taxes...............................                101.0                 68.0                  169.0
                                                             --------------       --------------          -------------

Income from continuing operations.....................   $            171.8   $            121.5   $              293.3
                                                             ==============       ==============          =============

Income from continuing operations applicable
         to common equity.............................   $            171.8   $            118.5   $              290.3
                                                             ==============       ==============          =============

EARNINGS PER COMMON SHARE

Average common and common equivalent shares...........          135,525,339          147,934,580            249,153,010

Income from continuing operations.....................   $             1.27   $              .80   $               1.17
                                                             ==============       ==============          =============


    See Notes to Unaudited Pro Forma Condensed Combined Financial Information

                             MERGER OF FBS AND USBC
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE QUARTER ENDED MARCH 31, 1996


                                                                                 Historical                   Pro Forma
                                                                         ---------------------
(In Millions, Except Per Share Data)                                     FBS              USBC                Combined
                                                                         ---              ----                --------

INTEREST INCOME

Loans..........................................................   $          574.7   $           531.2   $          1,105.9

Securities.....................................................               68.7                59.4                128.1

Other interest income..........................................               11.2                 9.4                 20.6
                                                                    --------------      --------------       --------------

         Total interest income.................................              654.6               600.0              1,254.6

INTEREST EXPENSE

Deposits.......................................................              167.0               189.8                356.8

Federal funds purchased, repurchase agreements and
         other short-term borrowings...........................               63.5                38.3                101.8

Long-term debt.................................................               49.5                23.7                 73.2
                                                                    --------------      --------------       --------------

         Total interest expense................................              280.0               251.8                531.8
                                                                    --------------      --------------       --------------

Net interest income............................................              374.6               348.2                722.8

Provision for credit losses....................................               31.0                30.1                 61.1
                                                                    --------------      --------------       --------------

Net interest income after provision for credit losses..........              343.6               318.1                661.7

NONINTEREST INCOME

Credit card fee revenue........................................               62.8                18.4                 81.2

Trust fees.....................................................               56.2                17.2                 73.4

Service charges on deposit accounts............................               33.9                47.0                 80.9

Securities gains...............................................               14.6                 3.4                 18.0

Termination fee................................................              115.0                  --                115.0

Gain on sale of mortgage banking operations....................               45.8                  --                 45.8

Equity investment income.......................................                 --                10.5                 10.5

Other..........................................................               55.2                48.0                103.2
                                                                    --------------      --------------        -------------

         Total noninterest income..............................              383.5               144.5                528.0




                                                     - 8 -




                                                                                 Historical                   Pro Forma
                                                                         ---------------------
(In Millions, Except Per Share Data)                                     FBS              USBC                Combined
                                                                         ---              ----                --------

NONINTEREST EXPENSE

Salaries and benefits..........................................              152.3               151.0                303.3

Occupancy and equipment........................................               49.6                51.4                101.0

Goodwill and other intangible assets...........................               47.4                 3.4                 50.8

Merger and restructuring.......................................               69.9                 8.4                 78.3

Other..........................................................              105.2                73.0                178.2
                                                                    --------------       -------------        -------------

         Total noninterest expense.............................              424.4               287.2                711.6
                                                                    --------------       -------------        -------------

Income from continuing operations before income taxes..........              302.7               175.4                478.1

Applicable income taxes........................................              125.9                62.5                188.4
                                                                    --------------       -------------        -------------

Income from continuing operations..............................   $          176.8   $           112.9   $            289.7
                                                                    ==============       =============        =============

Income from continuing operations applicable to
         common equity.........................................   $          175.1   $           109.9   $            285.0
                                                                    ==============       =============        =============

EARNINGS PER COMMON SHARE

Average common and common equivalent shares....................        137,020,911         150,814,519          252,254,906

Income from continuing operations..............................   $           1.28   $             .73   $             1.13
                                                                    ==============       =============        =============


    See Notes to Unaudited Pro Forma Condensed Combined Financial Information

                             MERGER OF FBS AND USBC
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                      Historical                 Pro Forma
                                                                                -----------------
(In Millions, Except Per Share Data)                                            FBS          USBC                Combined
                                                                                ---          ----                --------

INTEREST INCOME

Loans................................................................ $        2,339.3   $         2,221.2   $         4,560.5

Securities...........................................................            267.0               233.6               500.6

Other interest income................................................             47.6                28.5                76.1
                                                                         -------------       -------------       -------------

             Total interest income...................................          2,653.9             2,483.3             5,137.2

INTEREST EXPENSE

Deposits.............................................................            673.1               768.2             1,441.3

Federal funds purchased, repurchase agreements and other borrowings..            245.1               147.4               392.5

Long-term debt.......................................................            202.7               101.1               303.8
                                                                         -------------       -------------       -------------

             Total interest expense..................................          1,120.9             1,016.7             2,137.6
                                                                         -------------       -------------       -------------

Net interest income..................................................          1,533.0             1,466.6             2,999.6

Provision for credit losses..........................................            136.0               135.2               271.2
                                                                         -------------       -------------       -------------

Net interest income after provision for credit losses................          1,397.0             1,331.4             2,728.4

NONINTEREST INCOME

Credit card fee revenue..............................................            292.6                59.7               352.3

Trust fees...........................................................            230.7                71.6               302.3

Service charges on deposit accounts..................................            141.5               197.4               338.9

Securities gains.....................................................             15.0                 5.8                20.8

Termination fee......................................................            190.0                  --               190.0

State income tax refund..............................................             65.0                  --                65.0

Gain on sale of mortgage banking operations..........................             45.8                  --                45.8

Equity investment income.............................................               --                27.8                27.8

Gain on sale of operations and loans.................................               --                25.6                25.6

Other................................................................            205.1               197.3               402.4
                                                                         -------------       -------------       -------------

             Total noninterest income................................          1,185.7               585.2             1,770.9




                                                     - 10 -




                                                                                      Historical                 Pro Forma
                                                                                -----------------
(In Millions, Except Per Share Data)                                            FBS          USBC                Combined
                                                                                ---          ----                --------

NONINTEREST EXPENSE

Salaries and benefits................................................            570.6               615.2             1,185.8

Occupancy and equipment..............................................            187.5               200.5               388.0

Goodwill and other intangible assets.................................            106.5                22.8               129.3

SAIF special assessment..............................................             51.0                10.3                61.3

Merger and restructuring.............................................             69.9                18.2                88.1

Other................................................................            402.6               307.8               710.4
                                                                         -------------       -------------       -------------

             Total noninterest expense...............................          1,388.1             1,174.8             2,562.9
                                                                         -------------       -------------       -------------

Income from continuing operations before income taxes................          1,194.6               741.8             1,936.4

Applicable income taxes..............................................            454.8               262.9               717.7
                                                                         -------------       -------------       -------------

Income from continuing operations.................................... $          739.8   $           478.9   $         1,218.7
                                                                         =============       =============       =============

Income from continuing operations applicable to common equity........ $          733.6   $           466.7   $         1,200.3
                                                                         =============       =============       =============

EARNINGS PER COMMON SHARE

Average common and common equivalent shares..........................      137,415,619         151,312,898         253,240,035

Income from continuing operations.................................... $           5.34   $            3.08   $            4.74
                                                                         =============       =============       =============


    See Notes to Unaudited Pro Forma Condensed Combined Financial Information

                             MERGER OF FBS AND USBC
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995


                                                                               Historical                     Pro Forma
                                                                          -------------------
(In Millions, Except Per Share Data)                                      FBS            USBC                 Combined
                                                                          ---            ----                 --------

INTEREST INCOME

Loans........................................................   $         2,273.4   $          2,116.9   $          4,390.3

Securities...................................................               237.2                249.9                487.1

Other interest income........................................                34.6                 25.7                 60.3
                                                                   --------------       --------------        -------------

         Total interest income...............................             2,545.2              2,392.5              4,937.7

INTEREST EXPENSE

Deposits.....................................................               706.7                710.0              1,416.7

Federal funds purchased, repurchase agreements and
         other borrowings....................................               208.3                199.7                408.0

Long-term debt...............................................               190.0                 83.4                273.4
                                                                   --------------       --------------        -------------

         Total interest expense..............................             1,105.0                993.1              2,098.1
                                                                   --------------       --------------        -------------

Net interest income..........................................             1,440.2              1,399.4              2,839.6

Provision for credit losses..................................               115.0                124.1                239.1
                                                                   --------------       --------------        -------------

Net interest income after provision for credit losses........             1,325.2              1,275.3              2,600.5

NONINTEREST INCOME

Credit card fee revenue......................................               232.7                 73.4                306.1

Trust fees...................................................               175.3                 65.8                241.1

Service charges on deposit accounts..........................               123.7                189.5                313.2

Securities gains.............................................                  --                  3.0                  3.0

Gain on sale of branches.....................................                31.0                   --                 31.0

Gain on sale of operations and loans.........................                  --                  8.9                  8.9

Equity investment income.....................................                  --                  3.2                  3.2

Other........................................................               220.4                180.9                401.3
                                                                   --------------       --------------        -------------

         Total noninterest income............................               783.1                524.7              1,307.8




                                                     - 12 -




                                                                               Historical                     Pro Forma
                                                                          -------------------
(In Millions, Except Per Share Data)                                      FBS            USBC                 Combined
                                                                          ---            ----                 --------

NONINTEREST EXPENSE

Salaries and benefits........................................               537.4                602.1              1,139.5

Occupancy and equipment......................................               192.8                212.8                405.6

Goodwill and other intangible assets.........................                57.1                 16.6                 73.7

Merger and restructuring.....................................                  --                 98.9                 98.9

Other........................................................               418.6                360.4                779.0
                                                                    -------------        -------------        -------------

         Total noninterest expense...........................             1,205.9              1,290.8              2,496.7
                                                                    -------------        -------------        -------------

Income from continuing operations before income taxes........               902.4                509.2              1,411.6

Applicable income taxes......................................               334.3                180.2                514.5
                                                                    -------------        -------------        -------------

Income from continuing operations............................   $           568.1   $            329.0   $            897.1
                                                                    =============        =============        =============

Income from continuing operations applicable to
         common equity.......................................   $           560.6   $            316.8   $            877.4
                                                                    =============        =============        =============

EARNINGS PER COMMON SHARE

Average common and common equivalent shares..................         133,936,030          151,554,000          250,100,100

Income from continuing operations............................   $            4.19   $             2.09   $             3.51
                                                                    =============        =============        =============


    See Notes to Unaudited Pro Forma Condensed Combined Financial Information

                             MERGER OF FBS AND USBC
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1994


                                                                               Historical                     Pro Forma
                                                                        ---------------------
(In Millions, Except Per Share Data)                                    FBS              USBC                 Combined
                                                                        ---              ----                 --------

INTEREST INCOME

Loans........................................................   $        1,914.7    $         1,786.4    $         3,701.1

Securities...................................................              339.9                263.2                603.1

Other interest income........................................               33.5                 24.8                 58.3
                                                                   -------------        -------------        -------------

         Total interest income...............................            2,288.1              2,074.4              4,362.5

INTEREST EXPENSE

Deposits.....................................................              597.3                523.8              1,121.1

Federal funds purchased, repurchase agreements and
          other borrowings...................................              123.5                135.6                259.1

Long-term debt...............................................              147.9                 79.3                227.2
                                                                   -------------        -------------        -------------

         Total interest expense..............................              868.7                738.7              1,607.4
                                                                   -------------        -------------        -------------

Net interest income..........................................            1,419.4              1,335.7              2,755.1

Provision for credit losses..................................              123.6                120.1                243.7
                                                                   -------------        -------------        -------------

Net interest income after provision for credit losses........            1,295.8              1,215.6              2,511.4

NONINTEREST INCOME

Credit card fee revenue......................................              179.0                 73.3                252.3

Trust fees...................................................              159.2                 65.3                224.5

Service charges on deposit accounts..........................              127.3                191.6                318.9

Securities losses............................................             (115.0)                (9.2)              (124.2)

Gain on sales of operations and loans........................                 --                 62.9                 62.9

Equity investment loss.......................................                 --                 (5.4)                (5.4)

Other........................................................              208.4                174.2                382.6
                                                                   -------------        -------------        -------------

         Total noninterest income............................              558.9                552.7              1,111.6




                                     - 14 -




                                                                               Historical                     Pro Forma
                                                                        ---------------------
(In Millions, Except Per Share Data)                                    FBS              USBC                 Combined
                                                                        ---              ----                 --------

NONINTEREST EXPENSE

Salaries and benefits........................................              556.4                646.2              1,202.6

Occupancy and equipment......................................              192.1                227.4                419.5

Goodwill and other intangible assets.........................               50.4                 16.0                 66.4

Merger and restructuring.....................................              125.3                100.0                225.3

Other........................................................              425.2                415.5                840.7
                                                                   -------------         ------------         ------------

         Total noninterest expense...........................            1,349.4              1,405.1              2,754.5
                                                                   -------------         ------------         ------------

Income from continuing operations before income taxes........              505.3                363.2                868.5

Applicable income taxes......................................              191.8                108.5                300.3
                                                                   -------------         ------------         ------------

Income from continuing operations............................   $          313.5    $           254.7    $           568.2
                                                                   =============         ============         ============

Income from continuing operations applicable to
         common equity.......................................   $          300.9    $           242.5    $           543.4
                                                                   =============         ============         ============

EARNINGS PER COMMON SHARE

Average common and common equivalent shares..................        136,274,991          151,391,600          251,859,146

Income from continuing operations............................   $           2.21    $            1.60    $            2.16
                                                                   =============         ============         ============


    See Notes to Unaudited Pro Forma Condensed Combined Financial Information

                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL INFORMATION

NOTE A:  MERGERS AND ACQUISITIONS

         On February 16, 1996, FBS completed its acquisition of Omaha-based FirsTier Financial Inc. ("FirsTier"), a regional financial services holding company based in Omaha, Nebraska, with $3.7 billion in assets and $2.9 billion in deposits. The acquisition was accounted for under the purchase method of accounting.

         On June 6, 1996, USBC acquired California Bancshares, Inc., a $1.6 billion bank holding company headquartered in the San Francisco East Bay Area, in a transaction accounted for as a purchase.

NOTE B:  BASIS OF PRESENTATION

         The unaudited pro forma financial information has been prepared under the pooling-of-interests method of accounting and is based on the historical consolidated financial statements of FBS and USBC. Certain amounts in the historical financial statements of USBC have been reclassified to conform with FBS's historical financial statement presentation.

         The pro forma adjustments represent management's best estimate based on available information at this time. These adjustments may change as additional information becomes available.

NOTE C:  MERGER AND INTEGRATION COSTS

         In connection with the merger, the combined entity expects to incur pre-tax merger-related costs of $625 million ($450 million after-tax), $450 million of which is expected to occur at closing with the remaining $175 million to be incurred within a year. The costs are expected to include: $270 million in severance and retention, $190 million in conversion costs (primarily system development and production costs, and customer forms and communication costs), $40 million in occupancy expenses (primarily lease exit costs) and $39 million in other merger costs (principally legal and investment banking fees). These costs also include an $86 million write-down of duplicate facilities and other capitalized assets.

         These amounts, including the related tax effect of $175 million, have been reflected in the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1997, and are not reflected in the Unaudited Pro Forma Condensed Combined Statements of Income as they are not expected to have a continuing impact on the combined entity. These amounts will be recorded in the financial statements in accordance with generally accepted accounting principles.

NOTE D:  SHAREHOLDERS' EQUITY

         In connection with the transaction, FBS will exchange 0.755 shares of FBS Common Stock for each share of common stock of U. S. Bancorp outstanding. U.
S. Bancorp had 148,175,994 shares of common stock outstanding as of March 31, 1997. The common stock in the Unaudited Pro Forma Condensed Combined Balance Sheet has been adjusted to reflect the par value of FBS Common Stock to be issued, with a related adjustment to capital surplus. Pro forma combined retained earnings reflects the adjustments for anticipated merger-related costs as discussed above.

NOTE E:  OPERATING COST SAVINGS

         FBS expects to achieve $340 million of pre-tax operating cost savings through reductions in staff, consolidation of data processing and back office operations, and elimination of certain duplicate or excess office facilities. Approximately $220 million, or 65 percent, of the operating cost savings are expected to be achieved by the end of 1998 with the remainder achieved in 1999. No adjustment has been included in the Unaudited Pro Forma Condensed Combined Financial Information for the anticipated operating cost savings. There can be no assurance that anticipated operating cost savings will be achieved in the amounts or at the times anticipated.

NOTE F:  EARNINGS PER SHARE

         The pro forma combined earnings per common share data is computed based on the average number of outstanding shares and common equivalent shares of FBS, and the average number of outstanding shares and common equivalent shares of USBC adjusted for the exchange ratio, for each period presented.

         The historical earnings per common share for USBC was based on the average number of common shares outstanding. The impact of common share equivalents, such as stock options, and other potentially dilutive securities is not material; therefore, they were not included in the historical USBC calculations. The following table summarizes USBC average common shares and USBC average common shares and common equivalent shares.


                                                                                         USBC Average Common and
                                              USBC Average Common Shares                Common Equivalent Shares

March 31, 1997.........................               147,934,580                              150,500,227

March 31, 1996.........................               150,814,519                              152,627,808

December 31, 1996......................               151,312,898                              153,409,823

December 31, 1995......................               151,554,000                              153,859,695

December 31, 1994......................               151,391,600                              153,091,596



                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           U. S. Bancorp
                                           (Registrant)


                                           By /s/ Steven P. Erwin
                                                  Steven P. Erwin
                                                  Executive Vice President and
                                                  Chief Financial Officer

Dated:  June 17, 1997



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